UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

Fast Radius, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40032	85-3692788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 N. May Street Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 787-1629

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FSRD	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FSRDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On February 4, 2022, Fast Radius Inc., a Delaware corporation (formerly named ECP Environmental Growth Opportunities Corp. (“ENNV”)) (the “Company”), consummated a business combination (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger, dated as of July 18, 2021, as amended on December 26, 2021 and as further amended on January 31, 2022 (as amended, the “Merger Agreement”), by and among the Company, ENNV Merger Sub, Inc., a Delaware corporation, and Fast Radius Operations, Inc., a Delaware corporation (formerly named Fast Radius, Inc.) (“Fast Radius Operations”).

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2022, the Company issued a press release announcing the financial results of Fast Radius Operations for the quarter and fiscal year ended December 31, 2021. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” with the Securities and Exchange Commission (the “Commission”) nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 28, 2022, the Audit Committee of the Board of Directors of the Company (the “Board”) approved the dismissal of Marcum LLP (“Marcum”), the independent registered public accounting firm prior to the Business Combination, effective as of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Marcum was informed that it would be dismissed as the Company’s independent registered public accounting firm on March 29, 2022.

The audit report of Marcum on the Company’s financial statements as of December 31, 2020, and for the period from October 29, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph regarding ENNV’s ability to continue as a going concern.

During the period from October 29, 2020 (inception) through December 31, 2020, and the subsequent interim period through March 29, 2022, there were no (1) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make a reference in connection with their opinion to the subject matter of the disagreement or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K other than the material weaknesses in ENNV’s internal controls identified by management related to the accounting for certain complex instruments, which resulted in the restatement of ENNV’s balance sheet as of February 11, 2021 and its interim financial statements for the quarters ended March 31, 2021 and June 30, 2021.

The Company provided Marcum with a copy of the foregoing disclosures prior to the filing of this Current Report and requested that Marcum furnish a letter addressed to the Commission, a copy of which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

On March 28, 2022, the Audit Committee of the Board approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022. Deloitte served as the independent registered public accounting firm of Fast Radius Operations prior to the Business Combination. During the two most recent fiscal years, ended December 31, 2021 and December 31, 2020, and the subsequent interim periods through March 28, 2022, neither the Company nor anyone on the Company’s behalf consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issues, or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2022, the Board approved the 2021 annual incentive bonus awards for the Company’s named executive officers. As described in the Company’s final proxy statement/prospectus (the “Final Proxy Statement/Prospectus”) filed with the Commission on January 13, 2022 under Rule 424(b)(3), the annual incentive bonus awards are based on the named executive officer meeting certain annual benchmarks determined by the Board in its sole and absolute discretion. As of the date of the Final Proxy Statement/Prospectus, such amounts had not yet been determined.

The Board has determined that the 2021 annual incentive bonus awards were earned at seventy percent (70%) of the 2021 target bonus amounts for the Company’s named executive officers (“Target Bonuses”) and approved 40% of the Target Bonuses being awarded in a cash payment and 30% of the Target Bonuses being awarded in the form of fully-vested restricted stock units (the “Executive RSUs”). The Executive RSUS will be automatically granted to the named executive officers on the date that the Company’s initial Registration Statement on Form S-8 is filed with the Commission, subject to the continued services of the named executive officer with the Company through such date. The actual values of the 2021 annual incentive bonus awards earned by our named executive officers were $192,500 for Messrs. Rassey and McCusker and $105,000 for Mr. Nanry. Each award of Executive RSUs will be granted pursuant to the Company’s form of Notice of Grant of Restricted Stock Unit and Restricted Stock Unit Award Agreement.

In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the actual value of the 2021 annual incentive bonus awards earned by each of our named executive officers under “Non-Equity Incentive Compensation” and revised total compensation figures for 2021:

2021 Summary Compensation Table(1)

Name and principal position	Year	Salary ($)	Non-Equity Incentive Compensation ($)(2)	Equity Awards ($)(3)	All other compensation ($)(4)	Total ($)
Lou Rassey Chief Executive Officer	2021	$441,800	$192,500	$9,875,006	$16,800	$10,526,106
Patrick McCusker Chief Operating Officer	2021	$391,800	$192,500	$2,993,775	$16,800	$3,594,875
John Nanry Chief Manufacturing Officer	2021	$254,266	$105,000	$1,959,910	$12,600	$2,331,776

(1)

Compensation amounts shown in the Summary Compensation Table for 2021 above reflect amounts paid to our named executive officers for 2021 and do not necessarily reflect amounts that are expected to be paid in 2022 and beyond.

(2)

Bonus amounts payable to the named executive officers for fiscal year 2021 were earned at 70% of the Target Bonuses, with 40% of the Target Bonuses being awarded in a cash payment and 30% of the Target Bonuses being awarded in the form of fully-vested restricted stock units to be automatically granted to the named executive officers on the date that the Company’s initial Registration Statement on Form S-8 is filed with the Commission, subject to the continued services of the named executive officer with the Company through such date.

(3)	Represents the grant date fair value under FASB ASC Topic 718 of equity awards granted during 2021.
(4)	Represents a subsidy for the employee portion of insurance premiums for health and welfare benefits. Our named executive officers also receive the $600 monthly subsidy received by all employees.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to the Securities and Exchange Commission from Marcum LLP, dated March 30, 2022

99.1	Press Release dated March 30, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAST RADIUS, INC.

Dated: March 30, 2022

	By:	/s/ Lou Rassey
Lou Rassey
Chief Executive Officer